UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Sport Supply Group, Inc.

(Name of Registrant as Specified in Its Charter)

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SPORT SUPPLY GROUP, INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
SPORT SUPPLY GROUP, INC.
1901 DIPLOMAT DRIVE
FARMERS BRANCH, TX 75234
Stockholder Meeting to be held on 11/20/08

Proxy Materials Available
•	Notice and Proxy Statement

•	Fiscal 2008 Annual Report to Shareholders

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or
e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before 11/03/08.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1)	BY INTERNET	-	www.proxyvote.com
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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	11/20/08
Meeting Time:	9:00 A.M. Central Time
For holders as of:	10/03/08

Meeting Location:

Royal Oaks Country Club
7915 Greenville Avenue
Dallas, TX 75231

Meeting Directions:

For meeting directions, please call Sport Supply
Group, Inc.’s Investor Relations department at:
972-406-3420

How To Vote

Vote In Person

Should you choose to do so, you may appear and vote these shares in person at the meeting. Please bring a form of identification to gain admission to the meeting.

Vote By Internet

To vote now by Internet, go to
WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR ALL” DIRECTOR NOMINEES.

1.	Election of Directors

	Nominees:

	01) Adam Blumenfeld	04)	William M. Lockhart
	02) Jeff Davidowitz	05)	Scott H. Richland
	03) Richard Ellman	06)	William H. Watkins, Jr.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL.
2.	Ratification of Grant Thornton LLP as independent auditor for fiscal 2009.